Exhibit 99.1

Independent Accountant’s Report on Applying Agreed-Upon Procedures

To the Board of Directors and Management
WP Raven Acquisition, LLC
8211 Town Center Drive
Baltimore, Maryland 21236

And

Wells Fargo Securities, LLC
550 South Tryon Street
Charlotte, North Carolina 28202

And

Citigroup Global Markets Inc.
388 Greenwich Street, 5th Floor
New York, New York 10013

We have performed the procedures enumerated below, which were agreed to by WP Raven Acquisition, LLC (the “Company”), Wells Fargo Securities, LLC and Citigroup Global Markets, Inc. (collectively the “Specified Parties”) on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Mariner Finance Issuance Trust 2018-A in accordance with the confidential Preliminary Offering Memorandum dated on or around October 25, 2018. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Mariner Finance Issuance Trust 2018-A in accordance with the confidential Preliminary Offering Memorandum dated on or around October 25, 2018. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i) The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

(ii) The fields in the Loan Data Files, signed contract and signed credit application shall be herein referred to as “Specified Attributes.”

(iii) The term “Contract” means Direct Loan contract, Loan by Mail contract, or Indirect Sales Finance Loan contract.

(iv) The term “Customer Service Screen” refers to a screen image or access to the Company’s computer systems that the Company’s management represented as information from its Contract accounting system (GoldPoint Systems or GPS), which includes the customer’s account history and the Specified Attributes related to the Contracts;

(v) The term “Contract File” means any file containing the Contract and credit application; and
the term “Obligor” means the borrower(s) stated on the respective Contracts.

(vi) The term “Coupon Rate” means the periodic rate of interest owed by the Obligor on the Contract.

On October 4, 2018, the Specified Parties provided us with the Loan Data File with a cutoff date of September 30, 2018 (the “September Loan Data File”) containing 114,077 individual customer accounts (herein referred to as “Underlying Assets”) that management represented was the entire population of the Underlying Assets in the Proposed Transaction.  At the Specified Parties request, we selected a statistically random sample of 200 individual customer accounts, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated October 19, 2018, on the statistically random sample of 200 individual customer accounts. From October 9, 2018 to October 10, 2018, we were provided with the source documents referenced in Exhibit A related to the respective 200 individual customer accounts.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. For Specified Attribute 6, for instances where the Coupon Rate was not disclosed on the Contract, we compared the Coupon Rate to the Company’s payment calculator and to the Customer Service Screen.

In comparing the above Specified Attributes, we applied the following tolerances as instructed by the Specified Parties:

•	Monthly payment: +/- $0.50
•	APR or Coupon Rate: +/- 2.5 bps

We found all Specified Attributes to be in agreement to source documents.

For the sample, we recalculated the scheduled contract maturity date based on the term of the Contract set forth on the Loan Data File and the due date for the first scheduled principal and interest payment set forth on the Loan Data File. We then compared our recalculation to the source document.

In recalculating the scheduled contract maturity date, we applied the following tolerance as instructed by the Specified Parties:

•	Maturity date: First payment date used in the calculation +/- 30 day tolerance of the later of Contract date, delivery date, or purchase date, as applicable

We noted no exceptions in our comparison of the recalculations to the source documents.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

We also inspected the presence of, compared or verified the following on the sample of 200 Underlying Assets:

•	Inspected presence of signed credit application (not required for Loan by Mail Contracts).

•	Signed Contract.

We noted no exceptions in our procedures outlined above. We noted the following observation in our procedures outlined above:

Observation Description Number	Observation Description
1

Of the 200 accounts selected, 64 accounts (or 32.00% of the sample) were Loan by Mail Contracts which are pre-screened offers sent to pre-approved prospective and former borrowers.  As such, these types of loans do not have a credit application and therefore we were unable to observe any signed credit applications for these accounts.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Mariner Finance Issuance Trust 2018-A in accordance with the confidential Preliminary Offering Memorandum dated on or around October 25, 2018. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•
Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina
October 23, 2018

Exhibit A
Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Account number	Contract and Customer Service Screen
2	Amount financed	Contract and Customer Service Screen
3	Original term of Contract	Contract and Customer Service Screen
4	Amount of the monthly payment	Contract and Customer Service Screen
5	Annual Percentage Rate (APR)	Contract and Customer Service Screen
6	Coupon rate	Contract and Customer Service Screen
7	Branch state	Contract and Customer Service Screen

Exhibit B
Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the arrangement letter dated October 19, 2018.

Specified Attribute
Legal Division Numeric
Division_States
Branch
Loan Type
Date Opened
Principal Balance
Rule 78 GL Unearned Interest
Unpaid Principal Balance
Original Face Amount
Collateral Type
Delinquency Category
FICO Score
Customer Score
Remaining Term
Deferral Flag